SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  April 2, 2001





                            FARNSWORTH BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                        0-24621              22-3591051
----------------------------        -----------------         -----------
(State or other jurisdiction          (SEC File No.)          (IRS Employer
     of incorporation)                                      Identification
                                                                 Number)


789 Farnsworth Avenue, Bordentown, NJ.                           08505
----------------------------------------                       --------
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code: (609)298-0723
                                                    -------------




                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last Report)



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                            FARNSWORTH BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.  Other Events
---------------------

         On April 2, 2001, the Board of Directors of the Registrant adopted Amended and Restated Bylaws of the Registrant. The full text of the Amended and Restated Bylaws are attached hereto as Exhibit 3(ii) and incorporated herein in their entirety by this reference.



Item 7.  Financial Statements, Pro Forma Financial Information
--------------------------------------------------------------
         and Exhibits
         ------------


Exhibit 3(ii) -- Amended and Restated Bylaws of the Registrant.
-------------



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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               FARNSWORTH BANCORP, INC.


Date: April 2, 2001                            By: /s/Gary N. Pelehaty
     --------------------------                ---------------------------------
                                               Gary N. Pelehaty
                                               President and Chief
                                               Executive Officer




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